T. Rowe Price U.S. Large-Cap Core Fund

Supplement to Prospectus Dated May 1, 2020, as Supplemented

On or around March 8, 2021, the T. Rowe Price Growth & Income Fund (the “Acquired Fund”) is expected to reorganize into the T. Rowe Price U.S. Large-Cap Core Fund (the “Fund”). Shareholders of the Acquired Fund’s Investor Class will receive shares of the Fund’s Investor Class and shareholders of the Acquired Fund’s I Class will receive shares of the Fund’s I Class as part of the reorganization. In an effort to ensure that shareholders of the Acquired Fund’s Investor Class will not experience higher fees as a result of the reorganization, effective March 1, 2021, T. Rowe Price has agreed to limit the Fund’s Investor Class total expense ratio to 0.64%, through at least April 30, 2023. This new expense limitation arrangement will not impact any of the Fund’s existing expense limitation arrangements with respect to other classes.

Accordingly, the disclosure under the heading “The Management Fee” beginning on page 8 is supplemented to add the following:

Effective March 1, 2021, with respect to the Investor Class, T. Rowe Price has agreed (through April 30, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the Investor Class’s ratio of expenses to average daily net assets to exceed 0.64%. The agreement may be terminated at any time beyond April 30, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the Investor Class’s expense ratio is below 0.64%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation.

The date of this supplement is October 30, 2020.

F190-041 10/30/20